SECURITIES PURCHASE AGREEMENT

This **SECURITIES PURCHASE AGREEMENT** (the "Agreement"), dated as of October 16, 2015 by and between **Golden Global Corp.**, a Nevada corporation, with headquarters located at 2537 S Gessner Rd.,, Houston, TX 77063 (the "Company"), and **Blackbridge Capital, LLC,** a Delaware limited liability company, with its address at 450 7th Ave, Suite 609 New York, NY 10123 (the "Buyer").

WHEREAS:

A. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement up to Five Million Dollars ($5,000,000.00) of the Company's common stock (the "Securities" or "Shares"), $0.0001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in this Agreement.

B. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Securities as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Securities.

a. Purchase of Securities, Draw Down. During the term of this Agreement, the Company may request a "Draw Down", whereby the Company shall deliver to Buyer written notice to purchase a certain dollar amount of shares of common stock (a "Draw Down Amount"). In no event may any Draw Down Amount be in an amount that would result in the beneficial ownership of more than 9.99% of the outstanding stock of the Company by Buyer.

b. Maximum Draw Down. The maximum Draw Down Amount allowed under this Agreement shall be equal to the lesser of (i) $150,000.00 or (ii) 200% of the average daily trading volume for the ten (10) trading days immediately preceding the Draw Down Notice Date, multiplied by the lowest trading price for the Company's common stock over the ten (10) trading days immediately preceding the Draw Down Notice Date.

c. Draw Down Request Intervals. The Company may deliver its first Draw Down Notice to Buyer ten trading days from the effectiveness of the Company's S-1 Registration Statement, by which it shall register all shares underlying this Agreement. All subsequent Draw Down Notices may be submitted to Buyer no sooner than the later of 1 day after the end of the Valuation Period from the preceding Draw Down Notice or the date the Buyer sold all shares from the preceding Draw Down.

d. Form of Payment, Purchase Price. The Purchase Price for each Draw Down Notice shall be equal to 83.5% of the lowest two trading prices during the Valuation Period. On the date that a Draw Down Notice is delivered to Purchaser, the Company shall deliver an estimated amount of shares to Purchaser's brokerage account equal to the investment amount indicated in the Draw Down Notice divided by 83.5% of the average of the two lowest trading prices in the

ten trading days immediately prior to the date of the Draw Down Notice (the "Estimated Shares").

e. Valuation Period, Issuance of Additional Shares. The "Valuation Period" shall mean ten trading days, commencing on the first trading day following delivery and clearing of the Draw Down Shares in Buyer's brokerage account. If at the end of any Valuation Period, the number of Estimated Shares delivered is greater than the shares issuable pursuant to a Draw Down, the Buyer shall return to the Company the difference between the Estimated Shares and the actual number of shares issuable pursuant to the Draw Down. However, if at any time during the Valuation Period, the number of Estimated Shares is less than the shares issuable under the Draw Down, then the Company shall issue additional shares to Buyer equal to the difference.

f. Commitment Fee. Upon the execution of this Agreement, the Company shall issue to Buyer a Commitment Fee of a Convertible Promissory Note in the amount of $125,000.00 (the "Note Commitment"); and $125,000.00 (the "Share Commitment") worth of restricted shares of common stock (the "Commitment Shares"), calculated as follows, the "Initial Commitment Shares" means such number of shares of Common Stock (rounded up to the nearest whole share) equal to the sum of the quotient obtained by dividing (x) $125,000.00, representing the Share Commitment, by (y) 90% of the lowest trading price of the Common Stock in the ten days prior to execution of the Agreement.

In addition, Company will be required to issue to the Holder the shares representing the difference, if there is any, of the quotient obtained in the True-Up Calculation and the number of shares Issued as the Initial Commitment Shares. "Additional Commitment Shares" shall mean a number of shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined by the True-Up Calculation (the "True-Up Calculation") as follows, (i) the quotient obtained by dividing (x) $125,000.00, representing the Share Commitment, by (y) 90% of the lowest trading price of the Common Stock in the ten days prior to the earlier of (i) the Effective Date or (ii) 180 days following the execution of this Agreement.

In the event that the total Commitment Shares issued or to be issued to the Holder represents more than 9.99% of the outstanding stock of the Company, the Buyer has the right to have the Commitment Shares delivered in multiple issuances. For the avoidance of doubt, all of the Commitment Shares and Commitment Note shall be fully earned as of the Closing Date, regardless of whether any Draw Downs are issued by the Company or settled hereunder

g. Closing Date. The initial Closing Date shall be the date of execution of this Agreement, at which time the Commitment Fee shall become due and payable, regardless of whether and Draw Downs are issued by the Company or settled hereunder. All Draw Downs shall be considered subsequent Closing Dates.

h. Term. The Term of this Agreement shall expire Two Years from the date on which the Company's S-1 Registration Statement becomes effective.

i. Registration of Securities. Buyer shall have registration rights with respect to all Securities underlying this Agreement, which are issuable upon the Draw Down of all $5,000,000.00 of the Company's Common Stock. The Company shall file a Form S-1 Registration Statement within eight (8) months of the execution of this Agreement, in order to register all Common Shares underlying this Agreement. If such S-1 Registration Statement is not filed within eight (8) months of the execution of this Agreement, Buyer, in its sole discretion, may terminate this Agreement. In addition, if the S-1

Registration Statement does not become effective within three (3) months from its initial filing date, Buyer may, in its sole discretion, terminate this Agreement. There shall be no cost or expense on behalf of Buyer related to the registration of the shares underlying this Agreement. The Company must ensure that the Registration Statement, once effective, remains effective at all times, not subject to any actual or threatened stop order or suspension. If the effectiveness of the Registration Statement lapses for any reason at any time, Buyer, in its sole discretion, may terminate this Agreement. Irrespective of the Company filing a Form S-1, or such Form S-1 becoming effective, or any other provisions in this Agreement, the Company is obligated to issue to Buyer the Commitment Fee pursuant to Section f. of this Agreement upon execution of this Agreement.

2. Buyer's Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representative s shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any

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recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re- sale of the Securities has not been, at the time of execution of this Agreement, registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Securities and, until such time as the Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Securities.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer's name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Securities and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Securities by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization

of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Securities, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (i) 4,500,000,000 shares of Common Stock, $0.0001 par value per share, of which ________________ shares were issued and outstanding as of October 16, 2015. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, (i) there are no outstanding options, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive on behalf of the Company as of the Closing Date.

d. <u>Issuance of Shares.</u> The Shares are duly authorized and reserved for issuance and, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e. <u>Acknowledgment of Dilution.</u> The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Shares. The Company further acknowledges that its obligation to issue the Shares in accordance with this Agreement, and the issuance of such Shares is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f. <u>No Conflicts.</u> The execution, delivery and performance of this Agreement, the Securities by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any

provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Securities in accordance with the terms hereof or thereof or to issue and sell the Securities in accordance with the terms hereof and to issue the Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. If any Material Adverse Event takes place during the term of this Agreement, no Draw Down Notice may be delivered by Company to Buyer, and Buyer may, in its sole discretion, terminate this Agreement. In addition, if a Material Adverse Effect or Event occurs subsequent to a Draw Down Purchase Price being paid by Buyer, but prior to the sale of the Draw Down Shares, Buyer, in its sole discretion, may be entitled to receive the immediate return of the Purchase Price funds.

g. <u>SEC Documents; Financial Statements.</u> The Company has, or once it becomes a public entity will, timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). Upon written request the Company will deliver to the Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material

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respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 16, 2015, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

h. Absence of Certain Changes. Since October 16, 2015, there have been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

i. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j. Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe

on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

l. Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

m. Certain Transactions. None of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. In addition, Company agrees that during the term of this Agreement, it shall not enter into a similar financing arrangement with any other individual or entity.

n. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

o. Acknowledgment Regarding Buyer's Purchase of Securities. The Company

acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer' purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

p. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

q. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

r. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2013, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

s. Environmental Matters.

(i) There are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, actlv1tl es, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface

strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

(iii) There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

t. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(t) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

u. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyer true and correct copies of all policies relating to directors' and officers' liability coverage, errors and omissions coverage, and commercial general liability coverage.

v. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

w. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor

any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff , influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

x. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the transactions contemplated by this Agreement, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

y. No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

z. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of default.

4. Covenants.

a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

c. Expenses. At each Closing, the Company shall reimburse Buyer for expenses incurred by them in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith ("Documents"), including, without limitation, reasonable attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for

reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer. In respect of this Transaction, the Company shall reimburse Buyer for Buyer's expenses at each Closing, which shall be listed in the disbursement authorization and shall be included in the total funding amount.

d. Financial Information. Upon written request the Company agrees to send or make available the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within two (2) days after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

e. Listing. The Company shall promptly secure the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable upon future Closings. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB or any equivalent replacement quotation service, the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority ("FINRA") and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

f. Corporate Existence. So long as the Buyer beneficially owns any Securities, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB or any equivalent replacement quotation service, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

g. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

h. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default.

i. Failure to Comply with the 1934 Act. So long as the Buyer beneficially owns the Securities, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act.

j. Trading Activities. Neither the Buyer nor its affiliates has an open short position in the common stock of the Company and the Buyer agree that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the common stock of the Company.

k. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Shares in such amounts as specified from time to time by the Buyer to the Company (the "Irrevocable Transfer Agent Instructions"). In the event that the Borrower proposes to replace its transfer agent, the Borrower shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Shares to be issued to the Buyer pursuant to this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Shares issued to the Buyer pursuant to this Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. Ifthe Buyer provides the Company, at the cost of the Buyer, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

l. Conditions to the Company's Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares to the Buyer at each Closing is subject to the satisfaction, at or before each Closing Date of each of the following conditions thereto, provided that these

conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

i. The Buyer shall have executed this Agreement and delivered the same to the Company.

ii. The Seller shall have requested a draw down of an amount of Securities to be purchased.

iii. The Buyer shall have delivered the Purchase Price upon the deposit of the shares in Buyer's brokerage account.

iv. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to each Closing Date.

v. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

m. Conditions to The Buyer's Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Securities at each Closing is subject to the satisfaction, at or before each Closing Date of each of the following conditions, provided that these conditions are for the Buyer 's sole benefit and may be waived by the Buyer at any time in its sole discretion:

i. The Company shall have executed this Agreement and delivered same to the Buyer.

ii. The Company shall have delivered to the Buyer a draw down notice.

iii. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors'

resolutions relating to the transactions contemplated hereby.

iv. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

v. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

vi. The Shares shall have been authorized for quotation on the OTCBB (or any equivalent replacement quotation service) and trading in the Common Stock on the OTCBB shall not have been suspended by the SEC or the OTCBB.

vii. The Buyer shall have received an officer's certificate described in Section 3(c) above, dated as of the initial Closing Date.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based *uponforum non conveniens.* The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the majority in interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be :

If to the Company, to:

Golden Global Corp.
2537 S Gessner Rd.,
Houston, TX 77063

If to the Buyer:

Blackbridge Capital, LLC

____
____
____

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the

benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Publicity. The Company, and the Buyer shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTCBB or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC, OTCBB (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

Golden Global Corp.

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By: Robert Lee
Title: CEO

Blackbridge Capital, LLC

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By: Alexander Dillon
Title: Managing Partner

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $125,000.00

Issue Date: October 16, 2015

Maturity Date: April 16, 2016

For good and valuable consideration, **Golden Global Corp.** a Nevada corporation ("Maker"), hereby makes and delivers this Promissory Note (this "Note") in favor of **Blackbridge Capital, LLC**, or its assigns ("Holder"), and hereby agrees as follows:

ARTICLE I.
PRINCIPAL AND INTEREST

Section 1.1 For value received, Maker promises to pay to Holder at such place as Holder or its assigns may designate in writing, in currently available funds of the United States, the principal sum of **One Hundred Twenty-Five Thousand, Dollars**. Maker's obligation under this Note shall accrue interest at the rate of **Five percent (5.0%) per annum** from the date hereof until paid in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as applicable, and actual days lapsed. Accrual of interest shall commence on the first business day to occur after the Issue Date and continue until payment in full of the principal sum has been made or duly provided for.

Section 1.2

a. All payments shall be applied first to interest, then to principal and shall be credited to the Maker's account on the date that such payment is physically received by the Holder.

b. All principal and accrued interest then outstanding shall be due and payable by the Maker to the Holder on or before **April 16, 2016** (the "Maturity Date").

c. Maker shall have no right to prepay all or any part of the principal under this Note.

d. This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the holder thereof.

Section 1.3 This Note is issued as the Commitment Fee pursuant to Section 1. f of Securities Purchase Agreement dated October 16, 2015, and attached below.

ARTICLE II.
CONVERSION RIGHTS; CONVERSION PRICE

Section 2.1 Conversion. The Holder or its assigns shall have the right, from time to time, commencing on the Issuance Date of this Note, to convert any part of the outstanding interest or Principal Amount of this Note into fully paid and non-assessable shares of Common Stock of the Maker (the "Conversion Stock") at the Conversion Price determined as provided herein. Promptly after delivery to Maker of a Notice of Conversion of Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder or its assigns (a "Conversion Notice"), the Maker shall issue and deliver to or upon the order of the Holder that number of shares of Common Stock for the that portion of this Note to be converted as shall be determined in accordance herewith.

No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or emails the Notice of Conversion duly executed to the Maker. Certificates representing Common Stock upon conversion will be delivered to the Holder within two (2) trading days from the date the Notice of Conversion is delivered to the Maker. Delivery of shares upon conversion shall be made to the address specified by the Holder or its assigns in the Notice of Conversion.

Section 2.2. Conversion Price. Upon any conversion of this Note, the Conversion Price shall equal to Ninety Percent (90%) of the lowest Trading Price (defined below) during the Valuation Period (defined below), and the Conversion Amount shall be the amount of principal or interest electively converted in the Conversion Notice. The total number of shares due under any conversion notice ("Notice Shares") will be equal to the Conversion Amount divided by the Conversion Price.

On the date that a Conversion Notice is delivered to Holder, the Company shall deliver an estimated number of shares ("Estimated Shares") to Holder's brokerage account equal to the Conversion Amount divided by the product of (i) Ninety Percent (90%) and (ii) the lowest trading price in the twenty trading days prior to the day the Holder requests conversion.

The "Valuation Period" shall mean twenty (20) Trading Days, commencing on the first Trading Day following delivery and clearing of the Notice Shares in Holder's brokerage account, as reported by Holder ("Valuation Start Date"). If at any time, one or multiple times, during the Valuation Period the sum of Estimated Shares and Additional Shares already delivered to Holder is less than the Notice Shares, the company must immediately deliver enough shares equal to the difference ("Additional Shares"). A Conversion Amount will not be considered fully converted until the end of the Valuation Period for that Conversion Amount, as decreases in the Conversion Price would require the issuance of more Additional Shares, and thereby the issuance of more Notice Shares.

"Trading Price" means, for any security as of any date, any trading price on the OTC Bulletin Board, or other applicable trading market (the "OTCBB") as reported by a reliable reporting service ("Reporting Service") mutually acceptable to Maker and Holder (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded. "Trading Day" shall mean any day on which the Common Stock is tradable for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Section 2.3. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Maker shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Maker is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Maker), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Maker, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Maker, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Maker) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Note to be performed and observed by the Maker and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Maker) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.3(a). For purposes of this Section 2.3(a), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 2.3(a) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 2.4. Restrictions on Securities. This Note has been issued by the Maker pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "Act"). None of this Note or the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and

applicable state securities laws or (ii) the Maker shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Maker) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Maker shall remove the foregoing legend from the certificate or issue to such Holder a new certificate free of any transfer legend, if (a) with such request, the Maker shall have received an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that any such legend may be removed from such certificate or (b) a registration statement under the Act covering such securities is in effect.

Section 2.5. Reservation of Common Stock.

(a) The Maker covenants that during the period the Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock of the Maker upon the Conversion of the Note. The Maker further covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock of the Maker issuable upon the conversion of this Note. The Maker will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board (or such other principal market upon which the Common Stock of the Maker may be listed or quoted).

(b) The Maker shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Maker will (a) not increase the par value of any shares of Common Stock issuable upon the conversion of this Note above the amount payable therefor upon such conversion immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Maker may validly and legally issue fully paid and non-assessable shares of Common Stock upon

the conversion of this Note, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Maker to perform its obligations under this Note.

(c) Upon the request of Holder, the Maker will at any time during the period this Note is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Note and the obligations of the Maker hereunder.

(d) Before taking any action which would cause an adjustment reducing the current Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Maker shall take any corporate action which may be necessary in order that the Maker may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

(e) Before taking any action which would result in an adjustment in the number of shares of Common Stock into which this Note is convertible or in the Conversion Price, the Maker shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) If at any time the Maker does not have a sufficient number of authorized and available shares of Common Stock for issuance upon conversion of the Note, then the Maker shall call and hold a special meeting of its stockholders within forty-five (45) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

Section 2.6. Maximum Conversion.

The Holder shall not be entitled to convert on a Conversion Date that amount of the Notes in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on Conversation Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Notes with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its Affiliates of more than 9.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1. The Holder represents and warrants to the Maker:

(a) The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the Common Stock issuable upon conversion hereof except under circumstances that will not result in a violation of the Act or any application state securities laws or similar laws relating to the sale of securities;

(b) That Holder understands that none of this Note or the Common Stock issuable upon conversion hereof have been registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from the registration provisions of the Act and any continued reliance on such exemption is predicated on the representations of the Holder set forth herein;

(c) Holder (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in this Note for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Holder's net worth, and Holder's investment in this Note will not cause such overall commitment to become excessive;

(d) Holder is an "accredited investor" (as defined in Regulation D promulgated under the Act) and the Holder's total investment in this Note does not exceed 10% of the Holder's net worth; and

(e) Holder recognizes that an investment in the Maker involves significant risks and only investors who can afford the loss of their entire investment should consider investing in the Maker and this Note.

Section 3.2 The Maker represents and warrants to Holder:

Organization and Qualification. The Maker and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Maker and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Maker or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Maker owns, directly or indirectly, any equity or other ownership interest.

Authorization; Enforcement. (i) The Maker has all requisite corporate power and authority to enter into and perform this Note and to consummate the transactions contemplated hereby and thereby and to issue the Common Stock, in accordance with the terms hereof, (ii) the execution and delivery of this Note by the Maker and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Common Stock issuable upon conversion or exercise hereof) have been duly authorized by the Maker's Board of Directors and no further consent or authorization of the Maker, its Board of Directors, or its shareholders is required, (iii) this Note has been duly executed and delivered by the Maker by its authorized representative, and such

authorized representative is the true and official representative with authority to sign this Note and the other documents executed in connection herewith and bind the Maker accordingly, and (iv) this Note constitutes, a legal, valid and binding obligation of the Maker enforceable against the Maker in accordance with its terms.

Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the holder thereof.

Acknowledgment of Dilution. The Maker understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of this Note. The Maker further acknowledges that its obligation to issue Conversion Shares upon conversion of this Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Maker.

ARTICLE IV.
EVENTS OF DEFAULT

Section 4.1. Default. The following events shall be defaults under this Note: ("Events of Default"):

(a) default in the due and punctual payment of all or any part of any payment of interest or the Principal Amount as and when such amount or such part thereof shall become due and payable hereunder; or

(b) failure on the part of the Maker duly to observe or perform in all material respects any of the covenants or agreements on the part of the Maker contained herein (other than those covered by clause (a) above) for a period of 5 business days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Maker remedy the same, shall have been given by the Holder by registered or certified mail, return receipt requested, to the Maker; or

(c) any representation, warranty or statement of fact made by the Maker herein when made or deemed to have been made, false or misleading in any material respect; provided, however, that such failure shall not result in an Event of Default to the extent it is corrected by the Maker within a period of 5 business days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Maker remedy same, shall have been given by the Holder by registered or certified mail, return receipt requested; or

(d) any of the following actions by the Maker pursuant to or within the meaning title 11, U.S. Code or any similar federal or state law for the relief of debtors (collectively, the "Bankruptcy Law"): (A) commencement of a voluntary case or proceeding, (B) consent to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official under any Bankruptcy

Law (each, a "Custodian"), of it or for all or substantially all of its property, (D) a general assignment for the benefit of its creditors, or (E) admission in writing its inability to pay its debts as the same become due; or

(e) entry by a court of competent jurisdiction of an order or decree under any Bankruptcy Law that: (A) is for relief against the Maker in an involuntary case, (B) appoints a Custodian of the Maker or for all or substantially all of the property of the Maker, or (C) orders the liquidation of the Maker, and such order or decree remains unstayed and in effect for 60 days.

Section 4.2. Remedies Upon Default. Upon the occurrence of an event of default by Maker under this Note or at any time before default when the Holder reasonably feels insecure, then, in addition to all other rights and remedies at law or in equity, Holder may exercise any one or more of the following rights and remedies:

a. Accelerate the time for payment of all amounts payable under this Note by written notice thereof to Maker, whereupon all such amounts shall be immediately due and payable.

b. Pursue any other rights or remedies available to Holder at law or in equity.

c. Increasing the Principal Amount due under this Note by $500 per day per Event of Default the Maker is in Default pursuant to this Note.

Section 4.3. Payment of Costs. The Maker shall reimburse the Holder, on demand, for any and all reasonable costs and expenses, including reasonable attorneys' fees and disbursement and court costs, incurred by the Holder in collecting or otherwise enforcing this Note or in attempting to collect or enforce this Note.

Section 4.4. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy available to Holder under applicable law, and every such right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Holder to exercise any right or power accruing upon any Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Holder.

Section 4.5. Waiver of Past Defaults. The Holder may waive any past default or Event of Default hereunder and its consequences but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 4.6. Waiver of Presentment etc. The Maker hereby waives presentment, demand, notice,

protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein.

ARTICLE V.
MISCELLANEOUS

Section 5.1. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be 450 7th Ave. Suite 601, New York, NY 10123; and the address of the Maker shall be 2537 S Gessner Rd., , Houston, TX 77063. Both the Holder or its assigns and the Maker may change the address for service by delivery of written notice to the other as herein provided.

Section 5.2. Amendment. This Note and any provision hereof may be amended only by an instrument in writing signed by the Maker and the Holder.

Section 5.3. Assignability. This Note shall be binding upon the Maker and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole subject to the restrictions contained in the restrictive legend on the first page of this Note.

Section 5.4. Governing Law. This Note shall be governed by the internal laws of the State of New York, without regard to conflicts of laws principles.

Section 5.5. Replacement of Note. The Maker covenants that upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Note, if mutilated, the Maker will make and deliver a new Note of like tenor.

Section 5.6. This Note shall not entitle the Holder to any of the rights of a stockholder of the Maker, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholder or any other proceedings of the Maker, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 5.7. Severability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 5.8. Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

Section 5.9. Counterparts. This Note may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Maker as executed this Note as of the date first written above.

Golden Global Corp.

By: Robert Lee
Its: CEO

Acknowledged and Agreed:

Blackbridge Capital, LLC.

By: Alexander Dillon
Its: Managing Partner

EXHIBIT 1

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

TO:

The undersigned hereby irrevocably elects to convert US$______ of the Principal Amount of the above Note into Shares of Common Stock of Golden Global Corp., according to the conditions stated therein, as of the Conversion Date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion Date: ______________________________

Applicable Conversion Price: $____________

Signature: ______________________________

Name: ______________________________

Address: ______________________________

____

Tax I.D. or Soc. Sec. No: ______________________________

Principal Amount to be converted:
US$______________________________

Amount of Note unconverted:
US$______________________________

Number of shares of Common Stock to be issued: ____________________

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement (the "Agreement"), dated as of October 16, 2015 by and between Golden Global Corp., a corporation organized under the laws of Nevada (the "Company"), and Blackbridge Capital, LLC, a Delaware limited liability company (the "Investor").

Whereas, in connection with the Securities Purchase Agreement by and between the Company and the Investor of this date (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Investor up to $5,000,000.00 worth of shares of the Company's Common Stock, $0.0001 Par value per share (the "Common Stock"), to be purchased pursuant to the terms and subject to the conditions set forth in the Securities Purchase Agreement; and

Whereas, to induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Securities Purchase Agreement.

Now therefore, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

"Execution Date" means the date of this Agreement set forth above.

"Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

"Principal Market" shall mean Nasdaq Capital Market, the NYSE Amex, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board, whichever is the principal market on which the Common Stock of the Company is listed.

"Register," "Registered," and "Registration" refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

"Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the Securities Purchase Agreement, and (ii) the underlying shares of the Convertible Promissory Note in the amount of $125,000.00, (iii) the $125,000.00 Share Commitment and underlying Commitment Shares and Additional Commitment Shares, and (iv) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

l

"Registration Statement" means the registration statement or statements of the Company filed under the 1933 Act covering the Registrable Securities.

All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Securities Purchase Agreement.

Section 2. REGISTRATION.

(a) Subject to Section 3(g), the Company shall, within thirty (30) days after the date of this Agreement, file with the SEC the Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale 500,000,000 shares of Common Stock, except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness.

(b) The Company agrees not to include any other securities in the Registration Statement covering the Registrable Securities without the Investor's prior written consent which the Investor may withhold in its sole discretion. Furthermore, the Company agrees that it will not file any other Registration Statement for other securities, until thirty calendar days after the Registration Statement for the Registrable Securities is declared effective by the SEC.

Section 3. RELATED OBLIGATIONS.

At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to Section 2(a), the Company shall have the following obligations with respect to the Registration Statement:

(a) The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective within ninety (90) days after the date that the Registration Statement is filed and shall keep such Registration Statement effective until the earlier to occur of the date on which (A) the Investor shall have sold all the Registrable Securities; or (B) the Company has no right to sell any additional shares of Common Stock under the Securities Purchase Agreement (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) business days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than five (5) business days after notice from the SEC that the Registration Statement may be declared effective. The Investor agrees to provide all information which it is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company's obligations set forth above shall be conditioned on the receipt of such information.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during

the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifty (50) calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within fifty (50) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(c) The Company shall make available to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) if requested by the Investor, promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives; and (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto.

(d) The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such states in the United States as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(e) As promptly as practicable after becoming aware of such event, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ("Registration Default") and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct

such untrue statement or omission, and make available copies of such supplement or amendment to the Investor. The Company shall also promptly notify the Investor (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company's failure to timely file its financials or otherwise. If a Registration Default occurs during the period commencing on the Put Notice Date and ending on the Closing Date, the Company acknowledges that its failure to cure such a Registration Default within ten (10) business days will cause the Investor to suffer damages in an amount that will be difficult to ascertain.

(f) The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the Registration Statement.

(g) The Company shall permit the Investor and one (1) legal counsel, designated by the Investor, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Investor (collectively, the "Investor's Delay") shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due the Investor from the Company under any and all agreements of any nature or kind between the Company and the Investor. The event(s) of an Investor's Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Investor.

(h) The Company shall hold in confidence and not make any disclosure of information concerning the Investor unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) the Investor has consented to such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

(i) The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Agreement.

(j) The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

(k) If requested by the Investor, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Investor reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Investor.

(l) The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to facilitate the disposition of such Registrable Securities.

(m) The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(n) Within one (1) business day after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investor, a written notification that such Registration Statement has been declared effective by the SEC.

Section 4. OBLIGATIONS OF THE INVESTOR.

(a) At least five (5) calendar days prior to the first anticipated filing date of the Registration Statement the Company shall notify the Investor in writing of the information the Company requires from the Investor for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities and the Investor agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of the resale of such Registrable Securities and the Investor shall execute such documents in connection with such registration as the Company may reasonably request. The Investor covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the "Plan of Distribution" section of the then current prospectus relating to such Registration Statement.

(b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

Section 5. EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions and other than as set forth in the Securities Purchase Agreement, incurred in connection with registrations including comments, filings or qualifications pursuant to Section 2 and Section 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

Section 6. INDEMNIFICATION.

In the event any Registrable Securities are included in the Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company, under this Agreement, will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which the Investor has requested in writing that the Company register or qualify the Shares ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus for the offer of the Registrable Securities (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(b) the Company shall reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (A) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; (B) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (C) the manner of sale of the Registrable Securities by the Investor or of the Investor's failure to register as a dealer under applicable securities laws; (D) any omission of the Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Investor or the manner of sale; and (E) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement; and (iii) shall not be available to the extent the Claim arises out of the gross negligence or willful misconduct of the Indemnified Person.

(b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party, as the case may be, shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Indemnified Party. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(c) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

Section 7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

Section 8. REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), provided that the Investor holds any Registrable Securities which are eligible for resale under Rule 144 and such information is necessary in order for the Investor to sell such Securities pursuant to Rule 144, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Investor, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act applicable to the Company, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

Section 9. NO ASSIGNMENT OF REGISTRATION RIGHTS.

This Agreement and the rights, agreements or obligations hereunder may not be assigned, by operation of law, merger or otherwise, and without the prior written consent of the other party hereto, and any purported assignment by a party without prior written consent of the other party will be null and void and not binding on such other party. Subject to the preceding sentence, all of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and assigns.

Section 10. AMENDMENT OF REGISTRATION RIGHTS.

The provisions of this Agreement may be amended only with the written consent of the Company and the Investor.

Section 11. MISCELLANEOUS.

(a) Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email with the signed document attached in PDF format (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Golden Global Corp.
2537 S Gessner Rd., Suite 122

Houston, TX 77063

If to the Investor:

Blackbridge Capital, LLC

____
____
____

Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number, facsimile number ore-mail address.

(b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c) This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

(d) This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

(f) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or by e-mail delivery of a PDF format of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(g) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h) In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

Section 12. CHOICE OF LAW.

All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the state of New York, without regard to principles of conflict of laws.

SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Securities Purchase Agreement and the Registration Rights Agreement as of the date first written above.

The undersigned signatory hereby certifies that he has read and understands the Registration Rights Agreement, and the representations made by the undersigned in this Registration Rights Agreement are true and accurate, and agrees to be bound by its terms.

BLACKBRIDGE CAPITAL, LLC

By: ______________________
Name: ______________________
Title: ______________________

Golden Global Corp.

By: [signature]
Name: ROBERT LEYNFLET
Title: PRESIDENT AND CEO.